UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  March 31, 2007

Date of reporting period:    March 31, 2007


ITEM 1. REPORTS TO STOCKHOLDERS.


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

AllianceBernstein Global High Income Fund
(formerly Alliance World Dollar Government Fund II)


Annual Report

March 31, 2007




Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


May 25, 2007

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global High Income Fund (the "Fund") for the annual reporting period ended March 31, 2007. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AWF." Effective January 26, 2007, the Fund changed its name from Alliance World Dollar Government Fund II, Inc. to AllianceBernstein Global High Income Fund, Inc. to reflect the new investment policies and guidelines, which are discussed below, and to brand the Fund with the same AllianceBernstein name used for most other funds in the AllianceBernstein family of funds. On April 13, 2007, the Fund acquired all of the assets and assumed the liabilities of Alliance World Dollar Government Fund, Inc. in exchange for shares of the Fund.

Investment Objective and Policies

This closed-end fund seeks high current income and secondarily, capital appreciation. At a Special Meeting of the Fund's stockholders held on December 12, 2006, stockholders approved a proposal to eliminate the fundamental investment restriction requiring that the Fund invest at least 65% of its total assets in sovereign debt obligations issued or guaranteed by foreign governments. The Fund is now permitted to invest, without limit, in securities denominated in non-U.S. currencies as well as those denominated in the U.S. dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of U.S. and non-U.S. corporate issuers. For more information regarding the Fund's risks, please see "A Word About Risk" on page 4 and "Note E--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 33.

Investment Results

The table on page 5 shows the Fund's performance compared to its new benchmark, the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) and its old benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+). The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans and eurobonds. The JPM EMBI Global is a more appropriate index for the Fund because it contains a broader representation of the emerging market debt universe than the JPM EMBI+.

The Fund outperformed both the old and new benchmarks for both the six- and 12-month periods ended March 31, 2007. Contributing positively to performance for both periods was the Fund's exposure to unhedged local currency emerging market debt, which outperformed the benchmark.

Significantly adding to the Fund's return was the Fund's exposure to local debt in Brazil, and to a lesser extent Mexico. The Fund's U.S. dollar debt in Peru, Panama and Indonesia also contributed positively to performance. The Fund's leveraged position, at a time when emerging market debt countries posted solid returns, continued to add to relative performance. Both the old and new benchmarks are unleveraged.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 1


Detracting from Fund performance for both the six- and 12-month periods was security selection in Argentina. Although the Fund's country selection of Argentina contributed positively to performance, shorter maturity bond selection in the country detracted from performance as Argentina's longer-duration bonds outperformed.

Market Review and Investment Strategy

The emerging market debt class, as represented by the JPM EMBI Global, posted a strong return of 10.86% for the annual period ended March 31, 2007, outperforming most fixed-income sectors. Emerging market debt began the period in negative territory, dragged down by rising global interest rates as well as successive interest-rate hikes by the U.S. Federal Reserve (the "Fed"). Emerging market debt bounced back strongly in the second half of 2006, sparked by the first U.S. monetary-policy shift in more than two years. The Fed left the Fed funds rate unchanged at 5.25% in August 2006, and ended their tightening policy following 425 basis points of consecutive rate hikes. Additionally, solid global growth, strong investor demand and ample financial-market liquidity all led to a favorable environment for emerging market debt.

A temporary spike in volatility, however, returned to the bond market at the end of February 2007, as global equity markets sold off sharply, led by declines in China, then Europe and the U.S. China's sell-off was prompted by its government's proposals to control the market, curbing speculative activity. Emerging market debt impressed with a quicker recovery than most fixed-income sectors and ended the period with the yield spread returning to near-record low levels of 170 basis points over comparable Treasuries.

For the 12-month period ended March 31, 2007, all countries within the Fund's benchmark posted positive returns, with the exception of Ecuador. Latin countries at 12.37% outpaced non-Latin regions at 9.02%. Outperforming countries for the annual period included Argentina at 33.08%, Peru at 16.08% and Brazil at 15.50%. Underperforming countries for the year included Ecuador at -0.86% and Lebanon at 3.73%, both of which suffered from political events.

Emerging market debt in local currency terms (unhedged in U.S. dollars) posted even stronger returns for the period at 12.45%, due to strong local currencies and falling interest rates. Brazil, the Fund's largest local currency holding, significantly outperformed, posting a strong return of 26.43%.

Emerging market debt countries favored during the period included Brazil, Argentina, Peru and Panama, as well as corporate debt in Russia. Like most Latin American countries, Brazil benefited from a cycle of robust net exports, capital inflows and prudent fiscal and monetary policy. Brazil has shown impressive progress in building dollar reserves and has made great strides in decreasing its external and sovereign debt ratios (the country's outstanding sovereign debt versus its gross domestic product or GDP), two of the most critical factors for advancing to investment grade.


2 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


Peru has benefited from strong economic growth, fiscal and current account surpluses and modest inflation. Peru has also impressed with progress in building dollar reserves and decreasing its external and sovereign debt ratios (the country's outstanding sovereign debt versus its GDP). Standard & Poor's and Fitch Ratings Inc. recently upgraded the country to BB+, one notch below investment grade, and Moody's Investors Service has placed it on positive outlook.

Panama benefited from a strengthening economy and canal-related fees, services and expansion. Panama also continued to be strongly levered to regional and global growth. During much of the annual period, Russia was favored as it continued to increase its already high level of U.S. dollar reserves while paying back debt; it is also likely to join the World Trade Organization by mid-2007. Also, the Fund's holdings in Ecuador were eliminated due to political risk.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.


AllianceBernstein Global High Income Fund Shareholder Information

The Fund's NYSE trading symbol is "AWF." Weekly comparative and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times, each Saturday in Barron's and other newspapers in a table called "Closed-End Funds." For additional shareholder information regarding this Fund, please see page 52.


Benchmark Disclosure

Neither the unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) nor the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) reflects fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans and eurobonds. The JPM EMBI+ is a standard measure of the performance of a basket of unmanaged emerging market debt securities. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.


A Word About Risk

The Fund invests primarily in foreign securities which may result in significant fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainty in foreign countries. The Fund may invest in securities of emerging market nations, which may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund's investments or reduce the returns of the Fund. Price fluctuation in the Fund's portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. At the discretion of the Fund's Adviser, the Fund may invest substantially all of its net assets in bonds that are rated below investment grade (i.e., "junk bonds") and up to 50% in securities that are not readily marketable. These high-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. The Fund utilizes leverage, which increases volatility since leverage magnifies both positive and negative performance. The Fund maintains asset coverage of at least 300%. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE FUND VS. ITS BENCHMARK                         --------------------------
PERIODS ENDED MARCH 31, 2007                       6 Months         12 Months
-------------------------------------------------------------------------------
AllianceBernstein Global High
  Income Fund (NAV)                                 7.54%            12.55%
J.P. Morgan Emerging Markets
  Bond Index Global                                 6.32%            10.86%
J.P. Morgan Emerging Markets
  Bond Index Plus                                   6.73%            11.35%

     The Fund's Market Price per share on March 31, 2007 was $13.85. The Fund's Net Asset Value price per share on March 31, 2007 was $15.19. For additional Financial Highlights, please see page 40.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
3/31/97 TO 3/31/07

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

AllianceBernstein Global High Income Fund (NAV): $34,791

JPM EMBI+: $28,936

JPM EMBI Global: $27,870

                 AllianceBernstein
                 Global High Income        JPM EMBI
                      Fund (NAV)            Global            JPM EMBI+
-------------------------------------------------------------------------------
3/31/97                $10,000             $10,000             $10,000
3/31/98                $12,286             $11,665             $11,798
3/31/99                $ 8,827             $10,343             $10,091
3/31/00                $12,726             $12,946             $13,022
3/31/01                $13,711             $14,213             $14,279
3/31/02                $15,935             $14,901             $14,796
3/31/03                $19,153             $16,986             $17,067
3/31/04                $25,074             $20,700             $21,102
3/31/05                $26,814             $22,085             $22,566
3/31/06                $30,911             $25,140             $25,987
3/31/07                $34,791             $27,870             $28,936

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global High Income Fund at net asset value (NAV) (from 3/31/97 to 3/31/07) as compared to the performance of the Fund's new and old benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund's dividend reinvestment plan.


See Historical Performance and Benchmark disclosures on previous page.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 5


PORTFOLIO SUMMARY
March 31, 2007


PORTFOLIO STATISTICS
Net Assets ($bil): $1.0

SECURITY TYPE BREAKDOWN*

o   72.2%   Sovereign Debt Obligations
o   27.5%   Corporate Debt Obligations                 [PIE CHART OMITTED]
o    0.2%   Warrants

o    0.1%   Short-Term


COUNTRY BREAKDOWN*

o   14.8%   Brazil
o   14.8%   United States
o   11.1%   Mexico
o    9.0%   Russia
o    7.1%   Philippines                                [PIE CHART OMITTED]
o    6.6%   Argentina
o    4.8%   Peru
o    4.2%   Turkey
o    4.2%   Panama
o    4.1%   Venezuela
o    3.5%   Colombia
o    2.8%   Indonesia
o    2.4%   Uruguay
o   10.5%   Other

o    0.1%   Short-Term


* All data are as of March 31, 2007. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. 'Other' country weightings represents 2.4% or less in the following countries: Belgium, Bermuda, Bulgaria, Canada, Cayman Islands, China, Costa Rica, Dominican Republic, El Salvador, France, Hong Kong, Ireland, Jamaica, Kazakhstan, Lebanon, Luxembourg, Malaysia, Netherlands, Nigeria, Singapore, South Africa, South Korea, Ukraine and United Kingdom.


6 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


PORTFOLIO OF INVESTMENTS
March 31, 2007


                                              Principal
                                                Amount
                                                 (000)             U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-76.8%
Argentina-7.0%
Republic of Argentina
  Zero Coupon, 12/15/35(a)(b)*          US$            3           $       409
  5.475%, 8/03/12(a)(c)                           35,139            33,310,530
  8.28%, 12/31/33(d)                              30,562            35,605,306
  Series V
  7.00%, 3/28/11(a)                                2,985             2,959,130
                                                                   -----------
                                                                    71,875,375
Brazil-15.1%
Republic of Brazil
  7.125%, 1/20/37(a)                    BRL       39,364            43,497,220
  8.00%, 1/15/18(a)                                9,038            10,208,421
  8.25%, 1/20/34(a)                               22,321            28,012,855
  8.875%, 10/14/19-4/15/24(a)                     19,134            24,553,541
  10.25%, 1/10/28(a)                               2,615             1,265,920
  12.50%, 1/05/16-1/05/22(a)                      84,830            47,834,968
                                                                   -----------
                                                                   155,372,925
Bulgaria-0.4%
Republic of Bulgaria
  8.25%, 1/15/15(a)(e)                  US$        3,204             3,788,730

Colombia-3.7%
Republic of Colombia
  7.375%, 9/18/37(a)                               7,033             7,651,904
  8.125%, 5/21/24(a)                               1,000             1,165,000
  10.75%, 1/15/13(a)                               8,057             9,982,623
  11.75%, 3/01/10(a)                    COP    9,901,000             4,778,048
  11.75%, 2/25/20(a)                    US$        8,239            12,070,135
  12.00%, 10/22/15(a)                   COP    4,063,000             2,150,908
                                                                   -----------
                                                                    37,798,618
Costa Rica-0.6%
Costa Rican Colon Structured Note
  Zero Coupon, 1/10/08(a)               CRC    1,399,190             2,543,982
Republic of Costa Rica
  8.05%, 1/31/13(a)(e)                  US$        1,888             2,069,248
  8.11%, 2/01/12(a)(e)                             1,745             1,907,285
                                                                   -----------
                                                                     6,520,515
Dominican Republic-0.9%
Dominican Peso Structured Notes
  11.871%, 1/07/08(a)                   DOP      189,300             5,390,142
Dominican Republic
  8.625%, 4/20/27(a)(e)                 US$        3,550             4,093,150
                                                                   -----------
                                                                     9,483,292


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 7


                                                Principal
                                                  Amount
                                                   (000)           U.S. $ Value
-------------------------------------------------------------------------------
El Salvador-1.0%
Republic of El Salvador
  7.625%, 9/21/34(a)(e)                 US$        2,290          $  2,639,225
  7.65%, 6/15/35(a)(e)                             2,960             3,374,400
  8.50%, 7/25/11(a)(e)                             3,700             4,084,800
                                                                   -----------
                                                                    10,098,425
Indonesia-3.0%
Indonesia Rupiah Structured Note
  11.07%, 10/15/14(a)                   IDR   85,451,400            10,125,756
Republic of Indonesia
  6.75%, 3/10/14(a)(e)                  US$        8,585             8,928,400
  6.875%, 3/09/17(a)(e)                            3,954             4,171,470
  7.25%, 4/20/15(a)(e)                             2,480             2,666,000
  7.50%, 1/15/16(a)(e)                             1,400             1,536,500
  8.50%, 10/12/35(a)(e)                            2,848             3,488,800
                                                                   -----------
                                                                    30,916,926
Jamaica-0.4%
Government of Jamaica
  9.25%, 10/17/25(a)                                 948             1,085,460
  10.625%, 6/20/17(a)                              2,332             2,831,048
                                                                   -----------
                                                                     3,916,508
Lebanon-1.1%
Lebanese Republic
  7.875%, 5/20/11(a)(e)                            2,475             2,437,875
  10.125%, 8/06/08(a)(e)                           7,501             7,688,525
  11.625%, 5/11/16(a)(e)                           1,114             1,308,950
                                                                   -----------
                                                                    11,435,350
Mexico-11.6%
Mexican Bonos
  Series M 20
  10.00%, 12/05/24(a)                   MXN       89,396             9,955,394
  Series MI10
  9.00%, 12/20/12(a)                             307,882            29,928,440
United Mexican States
  8.125%, 12/30/19(a)                   US$       12,857            15,781,967
  11.375%, 9/15/16(a)                             11,110            15,970,625
  Series A
  6.75%, 9/27/34(a)                                6,200             6,761,100
  8.00%, 9/24/22(a)                               32,632            40,267,888
                                                                   -----------
                                                                   118,665,414
Panama-4.4%
MMG Fiduciary (AES El Salvador)
  6.75%, 2/01/16(a)(e)                             3,100             3,099,606


8 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


                                                Principal
                                                  Amount
                                                   (000)          U.S. $ Value
-------------------------------------------------------------------------------
Republic of Panama
  6.70%, 1/26/36(a)                     US$        2,728          $  2,830,300
  7.125%, 1/29/26(a)                               4,794             5,177,520
  7.25%, 3/15/15(a)                                2,709             2,933,847
  8.875%, 9/30/27(a)                               7,527             9,589,398
  9.375%, 7/23/12-4/01/29(a)                      17,427            21,826,129
                                                                   -----------
                                                                    45,456,800
Peru-3.9%
Peru Bono Soberano
  8.20%, 8/12/26(a)                     PEN        9,660             3,676,719
Republic of Peru
  7.35%, 7/21/25(a)                     US$        6,896             7,847,648
  8.375%, 5/03/16(a)                               8,144             9,671,000
  8.75%, 11/21/33(d)                              13,866            18,233,790
  9.875%, 2/06/15(a)                                 128               162,752
                                                                   -----------
                                                                    39,591,909
Philippines-7.5%
Republic of Philippines
  7.50%, 9/25/24(a)                                1,800             1,977,750
  7.75%, 1/14/31(a)                                6,378             7,191,195
  8.00%, 1/15/16(a)                                  603               679,129
  8.25%, 1/15/14(d)                               12,842            14,399,093
  8.375%, 2/15/11(a)                                 684               746,586
  8.875%, 3/17/15(a)(d)                           17,505            20,524,613
  9.00%, 2/15/13(a)                                2,829             3,257,593
  9.50%, 10/21/24-2/02/30(a)                       4,650             6,131,025
  9.875%, 1/15/19(d)                              14,521            18,717,569
  10.625%, 3/16/25(a)                              2,765             3,919,387
                                                                   -----------
                                                                    77,543,940
Russia-3.4%
Russian Federation
  7.50%, 3/31/30(a)(e)                            30,786            34,911,094

South Africa-0.6%
Republic of South Africa
  7.375%, 4/25/12(a)                               5,505             5,979,806

Turkey-4.5%
Republic of Turkey
  6.875%, 3/17/36(a)                              18,028            17,239,275
  7.00%, 6/05/20(a)                                1,600             1,610,000
  7.375%, 2/05/25(a)                               9,102             9,352,305
  8.00%, 2/14/34(a)                                  900               979,875
Turkey Government Bond
  Zero Coupon, 11/26/08(a)              TRY       32,000            17,039,080
                                                                   -----------
                                                                    46,220,535


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 9


                                                Principal
                                                  Amount
                                                   (000)          U.S. $ Value
-------------------------------------------------------------------------------
Ukraine-0.8%
Government of Ukraine
  6.58%, 11/21/16(a)(e)                 US$        3,872          $  3,926,208
  7.65%, 6/11/13(a)(e)                             4,217             4,572,493
                                                                   -----------
                                                                     8,498,701
Uruguay-2.5%
Republic of Uruguay
  7.625%, 3/21/36(a)                               1,500             1,650,000
  7.875%, 1/15/33(a)(f)                            4,310             4,876,781
  8.00%, 11/18/22(a)                               9,287            10,540,265
  9.25%, 5/17/17(a)                                3,488             4,272,800
Uruguay Government International Bond
  4.25%, 4/05/27(a)                     UYU       86,400             3,578,381
  5.00%, 9/14/18(a)                               17,897               815,341
                                                                   -----------
                                                                    25,733,568
Venezuela-4.4%
Republic of Venezuela
  5.75%, 2/26/16(a)                     US$        3,751             3,527,815
  6.00%, 12/09/20(a)                               1,377             1,273,263
  7.00%, 12/01/18(a)(e)                           12,542            12,717,588
  7.65%, 4/21/25(a)                                4,400             4,666,200
  8.50%, 10/08/14(a)                               5,081             5,614,505
  9.25%, 9/15/27(d)                                7,615             9,511,135
  10.75%, 9/19/13(a)                                 338               412,698
  13.625%, 8/15/18(a)                              4,925             7,289,000
                                                                   -----------
                                                                    45,012,204

Total Sovereign Debt Obligations
  (cost $705,349,018)                                              788,820,635

CORPORATE DEBT OBLIGATIONS-29.2%
Belgium-0.1%
WDAC Subsidiary Corp.
  8.375%, 12/01/14(a)(e)                             700               722,750

Bermuda-0.2%
Intelsat Bermuda, Ltd.
  8.625%, 1/15/15(a)                                 650               695,500
  11.25%, 6/15/16(e)                               1,600             1,816,000
                                                                   -----------
                                                                     2,511,500
Brazil-0.6%
Banco BMG SA
  9.15%, 1/15/16(a)(e)                             3,300             3,547,500
Vale Overseas Ltd.
  6.875%, 11/21/36(a)                              2,952             3,048,492
                                                                   -----------
                                                                     6,595,992
Canada-0.7%
Bombardier, Inc.
  8.00%, 11/15/14(a)(e)                            1,050             1,081,500


10 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


                                                Principal
                                                  Amount
                                                   (000)          U.S. $ Value
-------------------------------------------------------------------------------

Domtar, Inc.
  5.375%, 12/01/13(a)                   US$          400            $  368,500
Nortel Networks Corp.
  6.875%, 9/01/23(a)                                 650               604,500
Nortel Networks Ltd.
  10.75%, 7/15/16(a)(e)                              600               666,000
Quebecor Media, Inc.
  7.75%, 3/15/16(a)                                1,400             1,438,500
Rogers Cable, Inc.
  6.75%, 3/15/15                                   1,000             1,035,000
Rogers Wireless, Inc.
  7.25%, 12/15/12                                  1,000             1,068,750
  7.50%, 3/15/15(a)                                1,000             1,083,750
Shaw Communications, Inc.
  7.20%, 12/15/11(a)                                 200               212,000
                                                                   -----------
                                                                     7,558,500
Cayman Islands-0.2%
Seagate Technology HDD Holdings
  6.375%, 10/01/11(a)                              1,600             1,600,000

China-0.4%
Chaoda Modern Agriculture
  7.75%, 2/08/10(a)(e)                             3,976             4,025,700

France-0.1%
Rhodia SA
  8.875%, 6/01/11(a)                                 750               781,875

Hong Kong-0.4%
Noble Group Ltd.
  6.625%, 3/17/15(a)(e)                            4,731             4,459,176

Ireland-0.1%
Elan Finance PLC/Elan Finance Corp.
  7.75%, 11/15/11(a)                               1,500             1,473,750

Jamaica-0.4%
Digicel Ltd.
  9.25%, 9/01/12(a)(e)                             3,416             3,603,880

Kazakhstan-0.8%
Alb Finance BV
  9.25%, 9/25/13(a)(e)                             2,985             2,900,077
Kazkommerts International BV
  8.50%, 4/16/13(a)(e)                             3,000             3,172,500
Tengizchevroil Finance Co.
  6.124%, 11/15/14(a)(e)                           2,569             2,556,155
                                                                   -----------
                                                                     8,628,732


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 11


                                                Principal
                                                  Amount
                                                   (000)         U.S. $ Value
-------------------------------------------------------------------------------
Luxembourg-0.1%
Nell AF S.a.r.l.
  8.375%, 8/15/15(a)(e)                 US$          750            $  781,875

Malaysia-0.8%
Petronas Capital Ltd.
  7.00%, 5/22/12(a)(e)                             7,265             7,840,533

Mexico-0.3%
Monterrey Power SA de CV
  9.625%, 11/15/09(a)(e)                           2,526             2,766,284

Netherlands-0.0%
NXP BV/NXP Funding LLC
  8.11%, 10/15/13(a)(c)(e)                           250               257,187
  9.50%, 10/15/15(a)(e)                              250               258,125
                                                                   -----------
                                                                       515,312
Peru-1.3%
IIRSA Norte Finance Ltd.
  8.75%, 5/30/24(a)(e)                             2,250             2,643,986
Telefonica del Peru SAA
  8.00%, 4/11/16(a)(e)                  PEN       30,270            10,615,012
                                                                   -----------
                                                                    13,258,998
Russia-6.2%
Alfa Bond Issuance PLC
  8.625%, 12/09/15(a)                   US$        2,360             2,365,900
Citigroup (JSC Severstal)
  9.25%, 4/19/14(a)(e)                             2,256             2,442,165
Evraz Group SA
  8.25%, 11/10/15(a)(e)                            3,933             4,037,225
Gallery Capital SA
  10.125%, 5/15/13(a)(e)                           2,567             2,514,740
Gazprom OAO
  9.625%, 3/01/13(a)(e)                           27,760            32,744,308
Gazprombank
  6.50%, 9/23/15(a)                                1,950             1,945,127
Gazstream SA
  5.625%, 7/22/13(a)(e)                            1,696             1,692,164
Mobile Telesystems Finance
  9.75%, 1/30/08(a)(e)                             5,390             5,552,495
Russian Standard Finance
  7.50%, 10/07/10(a)(e)                            3,412             3,279,785
TNK-BP Finance SA
  7.50%, 7/18/16(a)(e)                             5,777             6,095,785
Tyumen Oil Co.
  11.00%, 11/06/07(a)(e)                           1,075             1,104,025
                                                                   -----------
                                                                    63,773,719
Singapore-0.1%
Avago Technologies Finance
  10.375%, 12/01/13(a)                               200               216,500


12 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


                                                Principal
                                                  Amount
                                                   (000)          U.S. $ Value
-------------------------------------------------------------------------------
Flextronics International Ltd.
  6.50%, 5/15/13(a)                     US$          750           $   742,500
                                                                   -----------
                                                                       959,000
South Korea-0.1%
C&M Finance Ltd.
  8.10%, 2/01/16(a)(e)                             1,405             1,475,250

Ukraine-0.3%
Kyivstar
  7.75%, 4/27/12(a)(e)                               900               933,750
  10.375%, 8/17/09(a)(e)                           1,800             1,941,750
                                                                   -----------
                                                                     2,875,500
United Kingdom-0.2%
Ineos Group Holdings PLC
  8.50%, 2/15/16(a)(e)                               850               813,875
Inmarsat Finance PLC
  7.625%, 6/30/12(a)                               1,000             1,042,500
                                                                   -----------
                                                                     1,856,375
United States-15.8%
The AES Corp.
  7.75%, 3/01/14(a)                                1,900             1,995,000
AK Steel Corp.
  7.75%, 6/15/12(a)                                  800               813,000
Allbritton Communications Co.
  7.75%, 12/15/12(a)                                 700               717,500
Allegheny Energy Supply
  8.25%, 4/15/12(a)(e)                             1,650             1,806,750
Allied Waste North America, Inc.
  6.875%, 6/01/17(a)                               1,230             1,233,075
  Series B
  7.375%, 4/15/14(a)                               1,250             1,268,750
American Tower Corp.
  7.125%, 10/15/12(a)                              1,350             1,390,500
Amkor Technology, Inc.
  9.25%, 6/01/16(a)                                  900               938,250
Aquila, Inc.
  14.875%, 7/01/12(a)(g)                             700               911,750
Aramark Corp.
  8.50%, 2/01/15(a)(e)                             1,000             1,040,000
Arch Western Finance LLC
  6.75%, 7/01/13(a)                                  400               393,500
Associated Materials, Inc.
  11.25%, 3/01/14(a)(g)                            1,000               702,500
Avis Budget Car Rental
  7.75%, 5/15/16(a)(e)                               750               765,000
Berry Plastics Holding Corp.
  8.875%, 9/15/14(a)                                 700               715,750
The Bon-Ton Dept Stores, Inc.
  10.25%, 3/15/14(a)                                 550               590,563


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 13


                                                Principal
                                                  Amount
                                                   (000)          U.S. $ Value
-------------------------------------------------------------------------------
Boyd Gaming Corp.
  7.75%, 12/15/12(a)                 US$             450           $   464,625
Broder Brothers Co.
  Series B
  11.25%, 10/15/10(a)                                400               408,000
Burlington Coat Factory
  Warehouse Corp.
  11.125%, 4/15/14(a)                                250               255,000
CA, Inc.
  4.75%, 12/01/09(a)(e)                              500               491,061
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12(a)                                  900               913,500
Cadbury Schweppes US Finance LLC
  5.125%, 10/01/13(a)(e)                             390               377,346
Case New Holland, Inc.
  7.125%, 3/01/14(a)                               1,660             1,726,400
CCH I Holdings LLC
  11.75%, 5/15/14(a)(g)                            3,250             3,111,875
Chesapeake Energy Corp.
  6.375%, 6/15/15(a)                               1,800             1,791,000
Citizens Communications Co.
  6.25%, 1/15/13(a)                                1,000               992,500
Clear Channel Communications, Inc.
  5.50%, 9/15/14(a)                                2,100             1,859,145
Complete Production Services, Inc.
  8.00%, 12/15/16(a)(e)                              200               205,000
Concentra Operating Corp.
  9.125%, 6/01/12(a)                                 650               693,875
Continental Airlines, Inc.
  Series RJO3
  7.875%, 7/02/18(a)                                 804               836,442
Couche-Tard Inc.
  7.50%, 12/15/13(a)                                 700               719,250
Covalence Specialty Materials Corp.
  10.25%, 3/01/16(a)(e)                              300               300,000
Coventry Health Care, Inc.
  5.875%, 1/15/12(a)                                 300               304,782
Cricket Communications, Inc.
  9.375%, 11/01/14(a)(e)                           1,000             1,060,000
Crown Americas
  7.625%, 11/15/13(a)                                800               823,000
Crum & Forster Holdings Corp.
  10.375%, 6/15/13(a)                                500               540,000
CSC Holdings, Inc.
  7.625%, 7/15/18(a)                               2,000             2,020,000
DaVita, Inc.
  7.25%, 3/15/15(a)                                  700               707,875
DIRECTV Holdings LLC
  6.375%, 6/15/15(a)                               1,700             1,615,000


14 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


                                                Principal
                                                  Amount
                                                   (000)          U.S. $ Value
-------------------------------------------------------------------------------
DJ CDX NA HY
  Series 7-T1
  8.375%, 12/29/11(a)(e)                US$        9,500          $  9,843,900
Dobson Communications Corp.
  8.875%, 10/01/13(a)                                750               772,500
Dole Food Company, Inc.
  8.875%, 3/15/11(a)                                 600               592,500
Dynegy Holdings, Inc.
  8.375%, 5/01/16(a)                                 600               624,000
E*Trade Financial Corp.
  7.375%, 9/15/13(a)                               1,150             1,201,750
  7.875%, 12/01/15(a)                              1,150             1,240,563
Echostar DBS Corp.
  7.125%, 2/01/16(a)                               1,000             1,032,500
Edison Mission Energy
  7.50%, 6/15/13(a)                                  700               722,750
  7.75%, 6/15/16(a)                                  700               729,750
El Paso Corp.
  7.375%, 12/15/12(a)                              1,000             1,070,000
El Paso Production Holding Co.
  7.75%, 6/01/13(a)                                1,000             1,045,000
Ford Motor Co.
  7.45%, 7/16/31(a)                                2,250             1,740,938
Ford Motor Credit Co.
  7.00%, 10/01/13(a)                               3,700             3,439,472
  8.11%, 1/13/12(a)(c)                               500               488,762
Freeport-McMoRan Copper &
  Gold, Inc.
  8.375%, 4/01/17(a)                               1,580             1,708,375
  10.125%, 2/01/10(a)                              4,800             5,052,000
Freescale Semiconductor, Inc.
  8.875%, 12/15/14(a)(e)                             500               500,625
  10.125%, 12/15/16(a)(e)                          1,500             1,503,750
Gaylord Entertainment Co.
  8.00%, 11/15/13(a)                                 800               819,000
General Motors Acceptance Corp.
  6.75%, 12/01/14(a)                               1,800             1,769,566
General Motors Corp.
  8.375%, 7/15/33(a)                               1,920             1,723,200
Georgia-Pacific Corp.
  7.125%, 1/15/17(a)(e)                              800               802,000
Goodman Global Holdings, Inc.
  7.875%, 12/15/12(a)                                550               552,750
The Goodyear Tire & Rubber Co.
  9.00%, 7/01/15(a)                                  750               823,125
Greektown Holdings LLC
  10.75%, 12/01/13(a)(e)                             200               214,000
GSC Holdings Corp.
  8.00%, 10/01/12(a)                               1,200             1,272,000
Hanger Orthopedic Group, Inc.
  10.25%, 6/01/14(a)                                 450               478,125


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 15


                                                Principal
                                                  Amount
                                                   (000)          U.S. $ Value
-------------------------------------------------------------------------------
Harrah's Operating Co. Inc
  5.625%, 6/01/15(a)                    US$        1,800           $ 1,552,500
HCA, Inc.
  6.375%, 1/15/15(a)                               2,210             1,886,787
  9.25%, 11/15/16(a)(e)                            1,850             1,995,687
Healthsouth Corp.
  10.75%, 6/15/16(a)(e)                              550               598,125
Hertz Corp.
  8.875%, 1/01/14(a)                                 500               538,750
  10.50%, 1/01/16(a)                                 550               627,000
Hexion US Finance Corp./
  Hexion Nova
  Scotia Finance ULC
  9.86%, 11/15/14(a)(c)(e)                           550               563,750
Hilcorp Energy I LP/Hilcorp
  Finance Co.
  7.75%, 11/01/15(a)(e)                              300               294,750
Hilton Hotels Corp.
  7.625%, 12/01/12(a)                                400               426,500
Horizon Lines LLC
  9.00%, 11/01/12(a)                                 300               315,000
Host Hotels & Resorts LP
  6.875%, 11/01/14(a)                                200               203,000
Host Marriott LP
  Series O
  6.375%, 3/15/15(a)                               1,500             1,488,750
Huntsman International LLC
  7.875%, 11/15/14(a)(e)                             850               878,687
IASIS Healthcare Corp.
  8.75%, 6/15/14(a)                                  700               724,500
Idearc, Inc.
  8.00%, 11/15/16(a)(e)                            1,000             1,028,750
International Steel Group, Inc.
  6.50%, 4/15/14(a)                                1,500             1,561,875
Iron Mountain, Inc.
  6.625%, 1/01/16(a)                                 750               723,750
Jefferson Smurfit Corp. US
  8.25%, 10/01/12(a)                                 400               400,000
Jostens IH Corp.
  7.625%, 10/01/12(a)                                500               508,750
KB HOME
  7.75%, 2/01/10(a)                                  600               592,500
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13(a)                                 700               680,750
Kinder Morgan Finance Co.
  5.70%, 1/05/16(a)                                  250               234,402
L-3 Communications Corp.
  5.875%, 1/15/15                                    800               777,000
Lamar Media Corp.
  6.625%, 8/15/15(a)                                 350               341,250


16 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


                                                Principal
                                                  Amount
                                                   (000)          U.S. $ Value
-------------------------------------------------------------------------------
Lear Corp.
  Series B
  8.50%, 12/01/13(a)                    US$          600           $   579,750
  8.75%, 12/01/16(a)                               1,505             1,437,275
Level 3 Financing, Inc.
  8.75%, 2/15/17(a)(e)                             1,350             1,360,125
  9.25%, 11/01/14(a)(e)                            1,305             1,340,887
  12.25%, 3/15/13(a)                                 295               345,150
Levi Strauss & Co.
  10.11%, 4/01/12(a)(c)                              550               561,000
Liberty Media Corp.
  5.70%, 5/15/13(a)                                  350               335,570
  8.25%, 2/01/30(a)                                  350               349,898
Liberty Mutual Group, Inc.
  5.75%, 3/15/14(a)(e)                               600               598,363
  7.80%, 3/15/37(a)(e)                               495               482,610
Lyondell Chemical Company
  8.00%, 9/15/14(a)                                  650               680,875
  8.25%, 9/15/16(a)                                1,250             1,337,500
Massey Energy Co.
  6.875%, 12/15/13(a)                                400               379,500
MGM Mirage, Inc.
  6.625%, 7/15/15(a)                               3,400             3,264,000
Mirant Americas Generation LLC
  8.50%, 10/01/21(a)                                 700               710,500
Mohegan Tribal Gaming Authority
  7.125%, 8/15/14(a)                                 600               609,000
The Mosaic Co.
  7.625%, 12/01/16(a)(e)                           1,435             1,513,925
NewMarket Corp.
  7.125%, 12/15/16(a)(e)                             200               199,000
NewPage Corp.
  10.00%, 5/01/12(a)                                 550               601,562
NRG Energy, Inc.
  7.375%, 2/01/16-1/15/17(a)                       2,690             2,762,112
PanAmSat Corp.
  9.00%, 8/15/14(a)                                  700               757,750
Peabody Energy Corp.
  Series B
  6.875%, 3/15/13(a)                               1,500             1,526,250
Penn National Gaming, Inc.
  6.875%, 12/01/11(a)                                800               800,000
PetroHawk Energy Corp.
  Series WI
  9.125%, 7/15/13(a)                                 500               532,500
Plastipak Holdings, Inc.
  8.50%, 12/15/15(a)(e)                              300               318,000
PSEG Energy Holdings LLC
  8.50%, 6/15/11(a)                                  400               432,000
Quality Distribution LLC
  9.00%, 11/15/10(a)                                 900               864,000



ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 17


                                                Principal
                                                  Amount
                                                   (000)          U.S. $ Value
-------------------------------------------------------------------------------
Qwest Capital Funding, Inc.
  7.25%, 2/15/11(a)                     US$        1,900           $ 1,945,125
Qwest Corp.
  6.875%, 9/15/33(a)                               1,000               965,000
Rainbow National Services LLC
  8.75%, 9/01/12(a)(e)                               500               531,875
  10.375%, 9/01/14(a)(e)                             500               559,375
Range Resources Corp.
  7.50%, 5/15/16(a)                                  500               515,000
RBS Global, Inc. and Rexnord Corp.
  9.50%, 8/01/14(a)                                  600               624,000
  11.75%, 8/01/16(a)                                 350               375,812
Regency Energy Partners
  8.375%, 12/15/13(a)(e)                             800               816,000
Reliant Energy, Inc.
  6.75%, 12/15/14(a)                               1,200             1,267,500
Reynolds American, Inc.
  7.25%, 6/01/13(a)                                1,350             1,414,679
  7.625%, 6/01/16(a)                               1,300             1,382,980
RH Donnelley Corp.
  Series A-1
  6.875%, 1/15/13(a)                                 500               486,250
  Series A-3
  8.875%, 1/15/16(a)                                 200               212,500
Rite Aid Corp.
  6.875%, 8/15/13(a)                                 600               528,000
  9.25%, 6/01/13                                     500               497,500
Rural Cellular Corp.
  9.75%, 1/15/10(a)                                  650               669,500
Sbarro, Inc.
  10.375%, 2/01/15(a)(e)                             200               208,000
Select Medical Corp.
  7.625%, 2/01/15(a)                                 600               540,000
Serena Software, Inc.
  Series WI
  10.375%, 3/15/16(a)                                200               216,000
Sierra Pacific Resources
  8.625%, 3/15/14(a)                                 600               649,038
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13(a)                                 400               401,500
Six Flags , Inc.
  9.75%, 4/15/13(a)                                  700               666,750
Southern Copper Corp.
  7.50%, 7/27/35(a)                                3,000             3,233,634
Spectrum Brands, Inc.
  7.375%, 2/01/15(a)                                 500               400,000
Stater Brothers Holdings
  8.125%, 6/15/12(a)                                 300               309,000
Station Casinos, Inc.
  6.625%, 3/15/18(a)                                 300               267,000


18 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


                                                Principal
                                                  Amount
                                                   (000)          U.S. $ Value
-------------------------------------------------------------------------------
Sungard Data Systems, Inc.
  9.125%, 8/15/13(a)                    US$        1,300           $ 1,394,250
Tenet Healthcare Corp.
  7.375%, 2/01/13(a)                               1,100             1,021,625
Tenneco, Inc.
  8.625%, 11/15/14(a)                                300               312,750
Terrestar Networks, Inc.
  15.00%, 2/15/14(a)(e)(f)                         1,120             1,080,800
Time Warner Telecom Holdings, Inc.
  9.25%, 2/15/14(a)                                  500               535,000
Trinity Industries, Inc.
  6.50%, 3/15/14(a)                                1,250             1,237,500
Trump Entertainment Resorts, Inc.
  8.50%, 6/01/15(a)                                  200               202,000
Turning Stone Resort
  Casino Enterprise
  9.125%, 12/15/10(a)(e)                             600               609,000
TXU Corp.
  Series P
  5.55%, 11/15/14(a)                               1,050               929,962
  Series Q
  6.50%, 11/15/24(a)                               1,050               884,964
Unisys Corp.
  8.00%, 10/15/12(a)                                 300               300,750
United Rentals North America, Inc.
  6.50%, 2/15/12(a)                                1,500             1,496,250
Universal City Florida
  Holding Co.
  8.375%, 5/01/10(a)                                 400               412,500
Vanguard Health Holding Co.
  11.25%, 10/01/15(g)                                500               406,250
Visteon Corp.
  7.00%, 3/10/14(a)                                  550               481,250
  8.25%, 8/01/10(a)                                  250               255,000
West Corp.
  9.50%, 10/15/14(a)(e)                              250               258,750
William Lyon Homes, Inc.
  10.75%, 4/01/13(a)                                 500               482,500
Williams Cos, Inc.
  7.625%, 7/15/19(a)                               2,600             2,827,500
Windstream Corp.
  8.125%, 8/01/13(a)                                 450               487,125
  8.625%, 8/01/16(a)                                 450               492,188
WMG Holdings Corp.
  9.50%, 12/15/14(a)(g)                            1,700             1,300,500
Wynn Las Vegas LLC/Corp.
  6.625%, 12/01/14(a)                              1,500             1,485,000
XM Satellite Radio, Inc.
  9.75%, 5/01/14(a)                                  395               398,456
                                                                   -----------
                                                                   161,856,268
Total Corporate Debt Obligations
  (cost $298,352,497)                                              299,920,969


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 19


                                                Shares or
                                                Principal
                                                  Amount
                                                   (000)          U.S. $ Value
-------------------------------------------------------------------------------
WARRANTS-0.2%
Central Bank of Nigeria,
  expiring 11/15/20(a)*                            9,500       $     2,422,500
Republic of Venezuela,
  expiring 4/15/20*                               25,000                     0

Total Warrants
  (cost $0)                                                          2,422,500

SHORT-TERM INVESTMENTS-0.2%
Time Deposit-0.2%
The Bank of New York
  4.25%, 4/02/07                        US$          410               410,000
Societe Generale
  5.357%, 4/02/07                                  1,000             1,000,000

Total Short-Term Investments
  (cost $1,410,000)                                                  1,410,000

Total Investments-106.4%
  (cost $1,005,111,515)                                          1,092,574,104
Other assets less liabilities-(6.4)%                               (65,322,346)
                                                               ---------------
Net Assets-100.0%                                              $ 1,027,251,758


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                                Notional                           Unrealized
Swap Counterparty &              Amount   Interest   Termination  Appreciation/
Referenced Obligation            (000)      Rate       Date      (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:
Citigroup Global Markets, Inc.
  (Republic of Hungary
  4.50% 2/06/13)               $ 3,075     0.50%     11/26/13      $  (43,920)
JPMorgan Chase (Federal
  Republic of Hungary
  4.75% 2/03/15)                11,300     0.30      10/20/15          18,653
Lehman Brothers (Republic
  of Venezuela
  9.25% 9/15/27)                11,430     1.26      4/20/10          (44,840)



20 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note C) continued

                                Notional                           Unrealized
Swap Counterparty &              Amount   Interest   Termination  Appreciation/
Referenced Obligation            (000)      Rate       Date      (Depreciation)
-------------------------------------------------------------------------------
Sale Contracts:
Citigroup Global Markets, Inc.
  (Federal Republic of Brazil
  12.25% 3/06/30)              $19,047     1.98%      4/20/07     $   190,779
Citigroup Global Markets, Inc.
  (Federal Republic of Brazil
  12.25% 3/06/30)               18,840     3.09       8/20/10       1,562,948
Citigroup Global Markets, Inc.
  (Republic of Philippines
  10.625% 3/16/25)               4,070     4.95       3/20/09         347,755
Credit Suisse Markets, Inc.
  (Federal Republic of Brazil
  12.25% 3/06/30)                5,800     6.90       6/20/07         201,300
Deutsche Bank AG London
  (Federal Republic of Brazil
  12.25% 3/06/30)               19,047     1.90       4/20/07         183,002
JPMorgan Chase (OAO
  Gazprom 5.875% - 10.50%
  4/25/07 - 6/01/15)            12,210     1.04      10/20/10         223,396
Lehman Brothers (Republic of
  Venezuela 9.25% 9/15/27)      20,910     0.69       4/20/08          19,359
Morgan Stanley (Federal
  Republic of Brazil
  10.125% 5/15/27)               7,200    17.75       2/13/08       1,256,167


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

                                   U.S. $
                      Contract     Value on    U.S. $ Value at    Unrealized
                      Amount     Origination      March 31,      Appreciation/
                       (000)        Date            2007        (Depreciation)
------------------------------------------------------------------------------
Sale Contracts:
Mexican Nuevo Peso
  settling 4/24/07    273,560    $24,657,235     $24,753,651       $(96,417)
Mexican Nuevo Peso
  settling 4/24/07        545         49,438          49,278            160

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker                   Interest Rate       Maturity         Amount
------------------------------------------------------------------------
JPMorgan Chase               0.10%           12/31/07        $34,480,854
JPMorgan Chase               4.85            12/31/07         18,578,898
JPMorgan Chase               5.00            12/31/07         18,013,903
JPMorgan Chase               5.00            12/31/07         14,925,556
JPMorgan Chase               5.00            12/31/07         13,795,773
JPMorgan Chase               5.05            12/31/07          9,379,840
                                                            -------------
                                                            $109,174,824
                                                            -------------


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 21


(a) Position, or a portion thereof, has been pledged to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $978,811,212.

(b)  Variable rate coupon, rate shown as of March 31, 2007.

(c)  Floating Rate Security. Stated interest rate was in effect at March 31,
2007.

(d) Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $110,536,892.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the aggregate market value of these securities amounted to $265,897,795 or 25.9% of net assets.

(f)  Pay-In-Kind Payments (PIK).

(g) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

*  Non-income producing security.
   Currency Abbreviations:
   BRL - Brazilian Real
   COP - Colombian Peso
   CRC - Costa Rican Colon
   DOP - Dominican Peso
   IDR - Indonesian Rupiah
   MXN - Mexican Nuevo Peso
   PEN - Peruvien Nuevo Sol
   TRY - Turkish New Lira
   UYU - Uruguayan New Peso


See notes to financial statements.


22 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
March 31, 2007

Statement of Assets & Liabilities

Assets
Investments in securities, at value (cost $1,005,111,515)       $1,092,574,104
Cash                                                                     4,088
Unrealized appreciation of swap contracts                            4,003,359
Unrealized appreciation of forward currency exchange
 contracts                                                                  160
Receivable for investment securities sold                           27,633,603
Interest receivable                                                 18,525,023
                                                                --------------
Total assets                                                     1,142,740,337
                                                                --------------
Liabilities
Unrealized depreciation of forward currency exchange
  contracts                                                             96,417
Unrealized depreciation of swap contracts                               88,760
Reverse repurchase agreements                                      109,174,824
Payable for investment securities purchased                          4,485,708
Advisory fee payable                                                   905,364
Administrative fee payable                                              32,653
Accrued expenses                                                       704,853
                                                                --------------
Total liabilities                                                  115,488,579
                                                                --------------
Net Assets                                                      $1,027,251,758
                                                                --------------
Composition of Net Assets
Capital stock, at par                                                 $676,487
Additional paid-in capital                                         915,684,316
Undistributed net investment income                                  1,956,647
Accumulated net realized gain on investment and foreign
  currency transactions                                             17,612,991
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                       91,321,317
                                                                --------------
                                                                $1,027,251,758
                                                                --------------


Net Asset Value Per Share--100 million shares of capital stock authorized, $.01 par value
  (based on 67,648,715 shares outstanding)                              $15.19
                                                                        ------


See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 23


STATEMENT OF OPERATIONS
Year Ended March 31, 2007

Investment Income
Interest                                                           $78,382,209
Expenses
Advisory fee                                           $8,912,602
Printing                                                  624,322
Custodian                                                 509,205
Administrative                                            102,250
Audit                                                      83,568
Legal                                                      63,781
Registration                                               59,413
Transfer agency                                            49,233
Directors' fees                                            37,100
Miscellaneous                                              40,524
                                                     ------------
Total expenses before interest expense                 10,481,998
Interest expense                                        6,144,802
                                                     ------------
Total expenses                                                      16,626,800
                                                                  ------------
Net investment income                                               61,755,409
                                                                  ------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain on:
  Investment transactions                                           36,465,978
  Swap contracts                                                     3,887,853
  Foreign currency transactions                                        191,463
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       10,268,348
  Swap contracts                                                    (2,584,219)
  Foreign currency denominated
  assets and liabilities                                               (55,871)
                                                                  ------------
Net gain on investment and foreign
  currency transactions                                             48,173,552
                                                                  ------------
Net Increase in Net Assets from
  Operations                                                      $109,928,961
                                                                  ------------


See notes to financial statements.


24 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS


                                                 Year Ended      Year Ended
                                                   March 31,      March 31,
                                                     2007           2006
                                                ------------    -----------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $  61,755,409   $ 60,798,214
Net realized gain on investment
  and foreign currency transactions                40,545,294     63,847,079
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                7,628,258      2,951,812
                                                -------------   ------------
Net increase in net assets from
  operations                                      109,928,961    127,597,105
Dividends to Shareholders from
Net investment income                             (66,464,867)   (60,647,076)
                                                -------------   ------------
Total increase                                     43,464,094     66,950,029
Net Assets
Beginning of period                               983,787,664    916,837,635
                                                -------------   ------------
End of period (including undistributed net
  investment income of $1,956,647 and
  $2,535,446, respectively)                    $1,027,251,758   $983,787,664
                                               --------------   ------------


See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 25


STATEMENT OF CASH FLOWS
Year Ended March 31, 2007

Increase (Decrease) in Cash from
Operating Activities:
Interest received                                  $75,782,534
Interest expense paid                               (5,569,429)
Operating expenses paid                            (10,076,841)
                                                  ------------
Net increase in cash from operating
  activities                                                       $60,136,264
Investing Activities:
Purchases of long-term investments                (782,723,793)
Purchases of short-term
  investments, net                                  95,410,228
Proceeds from disposition of long-term
  investments                                      638,516,661
                                                  ------------
Net decrease in cash from investing
  activities                                                       (48,796,904)
Financing Activities:
Increase in reverse repurchase
  agreements                                        57,003,128
Cash dividends paid                                (66,464,867)
                                                  ------------
Net decrease in cash from financing
  activities                                                        (9,461,739)
                                                                  ------------
Net increase in cash                                                 1,877,621
Cash at beginning of period                                         (1,873,533)
                                                                  ------------
Cash at end of period                                                   $4,088
                                                                  ------------
------------------------------------------------------------------------------
Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets from
  operations                                                      $109,928,961
Adjustments:
Increase in interest receivable                    $(3,345,613)
Net realized gain on investment
  and foreign currency transactions                (40,545,294)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                (7,628,258)
Accretion of bond discount and
  amortization of bond premium                         745,938
Increase in interest payable                           575,373
Increase in accrued expenses                           405,157
                                                  ------------
Total adjustments                                                  (49,792,697)
                                                                  ------------
Net Increase in Cash from Operating
  Activities                                                       $60,136,264
                                                                  ------------


See notes to financial statements.


26 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


NOTES TO FINANCIAL STATEMENTS
March 31, 2007

Notes to Financial Statements


NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the "Fund"), formerly Alliance World Dollar Government Fund II, Inc. was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 27


quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes


28 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


Notes to Financial Statements

are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund's average weekly net assets. Prior to October 1, 2005, the Fund paid the Adviser an advisory fee at an annual rate of 1.00% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to the Administration Agreement in effect until October 1, 2005, the Fund paid the Adviser an administrative fee of .15% of the Fund's average weekly net assets. Effective that date pursuant to an Amended Administration Agreement, the Fund reimburses the Adviser for its costs, including legal and accounting costs, in serving as Administrator of the Fund; provided, however, that the reimbursement may not exceed the prior fee of .15% of average weekly net assets. For the year ended March 31, 2007, the Fund paid the Adviser $102,250 for its administrative services, representing .01% of the Fund's average weekly net assets.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2007, the Fund reimbursed $775 to ABIS.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 29


NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2007, were as follows:

                                              Purchases             Sales
                                            ------------        -------------
Investment securities (excluding
  U.S. government securities)              $ 785,480,546      $ 660,776,895
U.S. government securities                            -0-                -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts and foreign currency transactions) are as follows:

Cost                                                           $1,006,245,229
                                                               --------------
Gross unrealized appreciation                                     $89,152,578
Gross unrealized depreciation                                      (2,823,703)
                                                               --------------
Net unrealized appreciation                                       $86,328,875
                                                               --------------

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.


30 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


Notes to Financial Statements

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value.

For the year ended March 31, 2007, the Fund had no transactions in written options.

3. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 31


a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At March 31, 2007, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $107,124,000, with net unrealized appreciation of $3,984,706 and terms ranging from 1 month to 3 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty from which it has pur-


32 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


Notes to Financial Statements

chased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had buy contracts with a Notional Amount of $11,430,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding which reduced its obligation to make payments on Sale Contracts to $95,964,000 as of March 31, 2007.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended March 31, 2007, the average amount of reverse repurchase agreements outstanding was $143,830,609 and the daily weighted average interest rate was 4.27%.

NOTE D

Capital Stock

During the years ended March 31, 2007 and March 31, 2006, the Fund issued no shares in connection with the Fund's dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 33


Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk--The Fund may use certain investment techniques that have increased risks. For example, the Fund may use leverage, through borrowings, to enhance its returns. For this purpose, the Fund may use reverse repurchase agreements and dollar rolls, which are considered borrowings, as part of its investment strategy. Borrowings allow the Fund to increase the amount of money available to invest in debt securities. As long as the income from the securities financed is greater than the interest cost of the borrowings, the Fund's investors benefit from higher returns than if the Fund were not leveraged.

The use of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock caused by favorable or adverse changes in interest rates. In addition, fluctuations in the interest rates on a fund's borrowings will affect the return to stockholders, with increases in interest rates decreasing the fund's return.

To the extent that the current interest rate on a fund's borrowings approaches the net return on the leveraged portion of the fund's investment portfolio, the benefit of leverage to stockholders will be reduced. If the current interest rate on the borrowings were to exceed the net return on that portion of the fund's portfolio, the fund's leverage would result in a lower rate of return to stockholders and in a lower NAV than if a fund were not leveraged.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2007 and March 31, 2006 were as follows:

                                                      2007            2006
                                                 -------------    ------------
Distributions paid from:
  Ordinary income                                $66,464,867      $60,647,076
                                                  ------------      ----------
Total taxable distributions                       66,464,867       60,647,076
                                                  ------------      ----------
Total distributions paid                         $66,464,867      $60,647,076
                                                  ------------      ----------


34 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


Notes to Financial Statements

As of March 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                    $10,348,257
Undistributed long-term capital gains                             14,268,618(a)
Unrealized appreciation/(depreciation)                            86,274,080(b)
                                                                 --------------
Total accumulated earnings (deficit)                            $110,890,955


(a) During the fiscal year, the Fund utilized capital loss carryforwards of $17,972,214.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, tax character of paydown gain/losses and foreign currency transactions, and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income and a decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 35


believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it did not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


36 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


Notes to Financial Statements

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 37


soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.

NOTE H

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.


38 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


Notes to Financial Statements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE I

Subsequent Events

On April 13, 2007, the Fund acquired all of the assets and assumed all of the liabilities of Alliance World Dollar Government Fund, Inc. ("AWG") in a tax free event, pursuant to an Agreement and Plan of Acquisition and Liquidation approved by the stockholders of AWG at a Special Meeting of Stockholders held on January 19, 2007. As a result of the acquisition, stockholders of AWG received shares of the Fund equivalent to the aggregate net asset value of the shares they held in AWG. Stockholders participating in AWG's dividend reinvestment plan received full and fractional shares of the Fund. Other stockholders received cash in lieu of fractional shares.

On April 12, 2007, the aggregate net assets of the Fund and AWG were $1,001,169,926 and $128,756,589, respectively. As of the close of business on April 13, 2007, the combined net assets of the Fund amounted to $1,129,600,816.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 39


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                             Year Ended March 31,
                                     ------------------------------------------------------------
                                             2007        2006        2005        2004(a)     2003
                                     ------------------------------------------------------------
Net asset value,
  beginning of period                      $14.54      $13.55      $13.59      $11.42      $10.58
Income From Investment
  Operations
Net investment income(b)                      .91         .90         .87         .99        1.07
Net realized and unrealized
  gain (loss) on investment
  transactions                                .72         .99        (.08)       2.36         .83
Net increase in net asset
  value from operations                      1.63        1.89         .79        3.35        1.90
Less: Dividends
Dividends from net
  investment income                          (.98)       (.90)       (.83)      (1.18)      (1.06)
Net asset value, end of period             $15.19      $14.54      $13.55      $13.59      $11.42
Market value, end of period                $13.85      $12.59      $11.80      $12.91      $10.91
Discount                                    (8.82)%    (13.41)%    (12.92)%     (5.00)%     (4.47)%
Total Return
Total investment return based on:(c)
  Market value                              18.52%      14.62%      (1.96)%     29.27%      17.72%
  Net asset value                           12.55%      15.28%       6.94%      30.01%      20.20%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $1,027,252    $983,788    $916,838    $919,453    $889,435
Ratio to average net assets of:
  Expenses                                   1.68%       1.23%       1.30%       1.29%       1.49%
  Expenses, excluding
    interest expense                         1.06%       1.15%       1.28%       1.25%       1.35%
  Net investment income                      6.24%       6.33%       6.50%       7.65%      10.53%
Portfolio turnover rate                        68%         79%        147%        158%        121%



See footnote summary on page 41.


40 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


(a) As of April 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to April 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended March 31, 2004, was to decrease net investment income per share by $0.06 and increase net realized and unrealized gain (loss) on investment transactions per share by $0.06, and decrease the ratios of net investment income and expenses to average net assets by 0.50% and 0.20%, respectively.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 41


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc., formerly Alliance World Dollar Government Fund II, Inc., (the "Fund"), including the portfolio of investments, as of March 31, 2007, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global High Income Fund at March 31, 2007, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
May 18, 2007


42 o ALLIANCEBERNSTEIN GLOBAL
HIGH INCOME FUND


TAX INFORMATION
(unaudited)

2.3% of the ordinary income dividends paid by the Fund during the fiscal year ended March 31, 2007 qualify as "interest related dividends" for non-U.S. shareholders.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 43


ADDITIONAL INFORMATION
(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Trust Company N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


44 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 45


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the Stockholders of AllianceBernstein Global High Income Fund, Inc. (the "Fund") was held on December 12, 2006. At the Meeting, with respect to the proposal to eliminate the Fund's fundamental investment policy to invest at least 65% of its assets in U.S. Dollar-denominated sovereign debt obligations, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. A description of the proposal and number of shares voted at the Meeting are as follows:

                                                         Voted
                                        Voted For       Against      Abstained
                                       ----------------------------------------
1. The elimination of the Fund's       31,024,512     2,472,264     1,619,697
fundamental investment policy to
invest at least 65% of its assets
in U.S. Dollar-denominated sovereign
debt obligations.

ADDITIONAL INFORMATION
(unaudited)

Supplemental Proxy Information

The Annual Meeting of Stockholders of the AllianceBernstein Global High Income Fund, Inc. was held on March 28, 2007 and adjourned to May 4, 2007.

A description of each proposal and number of shares voted at the meeting are as follows:

                                                                     Abstain/
                                                                    Authority
                                                       Voted for     Withheld
                                                   --------------------------
1. To elect Class One directors:
(term expires in 2010)           David H. Dievler     61,964,003   1,190,592
                                 Michael J. Downey    62,028,242   1,126,354
                                 Nancy P. Jacklin     62,045,863   1,108,732

2. To elect a Class Three director:
(terms expire in 2009)              Earl D. Weiner    62,016,928   1,137,667


46 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


BOARD OF DIRECTORS

William H.Foulk, Jr.(1), Chairman
Marc O.Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Administrator

AllianceBernstein, L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent,
Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Independent Registered Public
Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. Paul J. DeNoon, Fernando Grisales, Michael Mon, Douglas Peebles and Matthew Sheridan, members of the Global Fixed Income Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications - As required, on April 26, 2007, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 47


MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                PORTFOLIOS
                                           PRINCIPAL                              IN FUND           OTHER
    NAME, ADDRESS,                        OCCUPATION(S)                           COMPLEX        DIRECTORSHIP
         AGE,                              DURING PAST                          OVERSEEN BY        HELD BY
  (YEAR ELECTED**)                           5 YEARS                              DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                     Executive Vice President of                     107            SCB Partners,
1345 Avenue of the                   AllianceBernstein L.P. (the                                    Inc. and SCB
Americas                             "Adviser") since prior to 2002 and                                 Inc.
New York, NY 10105                   Executive Managing Director of
49                                   AllianceBernstein Investments,  Inc.
(2003)                               ("ABI") since 2003; prior thereto
                                     he was head of AllianceBernstein
                                     Institutional Investments, a unit
                                     of the Adviser, from 2001-2003.
                                     Prior thereto, Chief Executive Officer
                                     of Sanford C. Bernstein & Co., LLC
                                      (institutional research and  brokerage
                                     arm of Bernstein & Co. LLC and its
                                     predecessor since prior to 2002.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #            Investment Adviser and an                        109              None
Chairman of the Board                Independent Consultant. He
74                                   was formerly Senior Manager
(1993)                               of Barrett Associates, Inc., a
                                     registered investment adviser,
                                     with which he had been
                                     associated since prior to 2002. He
                                     was formerly Deputy Comptroller
                                     and Chief Investment Officer of
                                     the State of New York and, prior
                                     thereto, Chief Investment Officer
                                     of the New York Bank for Savings.

David H. Dievler, #                 Independent Consultant. Until                    108            None
77                                   December 1994 he was Senior
(1993)                               Vice President of AllianceBernstein
                                     Corporation ("AB Corp.", formerly
                                     Alliance Capital Management
                                     Corporation ("ACMC")) responsible
                                     for mutual fund administration.
                                     Prior to joining AB Corp. in 1984,
                                     he was Chief Financial Officer of
                                     Eberstadt Asset Management
                                     since 1968. Prior to that, he
                                     was a Senior Manager at Price
                                     Waterhouse & Co. Member of
                                     American Institute of Certified
                                     Public Accountants since 1953.


48 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


                                                                                PORTFOLIOS
                                           PRINCIPAL                              IN FUND           OTHER
    NAME, ADDRESS,                        OCCUPATION(S)                           COMPLEX        DIRECTORSHIP
         AGE,                              DURING PAST                          OVERSEEN BY        HELD BY
  (YEAR ELECTED**)                           5 YEARS                              DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                   Consultant. Formerly President of                107            None
65                                   Save Venice, Inc. (preservation
(1993)                               organization) from 2001-2002, a
                                     Senior Advisor from June 1999-
                                     June 2000 and President of Historic
                                     Hudson Valley (historic preservation)
                                     from December 1989-May 1999.
                                     Previously, Director of the National
                                     Academy of Design and during
                                     1988-1992, Director and Chairman
                                     of the Audit Committee of AB Corp.

Michael J. Downey, #                Consultant since January 2004.                    107            Asia Pacific
63                                   Formerly managing partner of                                      Fund, Inc.
(2005)                               Lexington Capital, LLC (investment                                 and The
                                     advisory firm) from December 1997                                Merger Fund
                                     until December 2003. Prior thereto,
                                     Chairman and CEO of Prudential
                                     Mutual Fund Management from 1987
                                     to 1993.

D. James Guzy, #                    Chairman of the Board of PLX                      107                Intel
71                                   Technology (semi-conductors) and                                 Corporation
(2005)                               of SRC Computers Inc., with which                            (semi-conductors)
                                     he has been associated since prior to                         and Cirrus Logic
                                     2002. He is also President of the Arbor                          Corporation
                                     Company (private family investments).                         (semi-conductors)

Nancy P. Jacklin, #                 Formerly US Executive Director of                 107            None
59                                   the International Monetary Fund
(2006)                               (December 2002-May 2006); Partner,
                                     Clifford Chance  (1992-2002); Senior
                                     Counsel, International Banking and
                                     Finance, and Associate General Counsel,
                                     Citicorp (1985-1992); Assistant General
                                     Counsel (International), Federal Reserve
                                     Board of Governors (1982-1985); and
                                     Attorney Advisor, US Department of
                                     the Treasury (1973-1982). Member of
                                     the Bar of the District of Columbia and
                                     of New York; member of the Council
                                     on Foreign Relations.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 49


                                                                                PORTFOLIOS
                                           PRINCIPAL                              IN FUND           OTHER
    NAME, ADDRESS,                        OCCUPATION(S)                           COMPLEX        DIRECTORSHIP
         AGE,                              DURING PAST                          OVERSEEN BY        HELD BY
  (YEAR ELECTED**)                           5 YEARS                              DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr.              Consultant. Formerly President and               107            Xilinx, Inc.
65                                   CEO, Toppan Photomasks, Inc.                                (semi-conductors),
(2005)                               (semi-conductor manufacturing                                    and MEMC
                                     services), 2005-2006, and Chairman                         Electronic Materials,
                                     and CEO from 2003 until 2005, when                         Inc. (semi-conductor
                                     the company was acquired and                                    substrates)
                                     re-named from Dupont Photomasks,
                                     Inc. Principal, Turner Venture Associates
                                     (venture capital and consulting), 1993-
                                     2003.

Earl D. Weiner, #                   Of-counsel, and Partner from                      106            None
67                                   1976-2006, of the law firm Sullivan
(2007)                               & Cromwell LLP, specializing in
                                     investment management, corporate
                                     and securities law; member of ABA
                                     Federal Regulation of Securities
                                     Committee Task Force on Fund
                                     Director's Guidebook.

* The address of each of the Fund's disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.

## Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


50 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


Officer Information
Certain information concerning the Fund's Officers is listed below.



  NAME, ADDRESS*              POSITION(S)                                  PRINCIPAL OCCUPATION
     AND AGE                 HELD WITH FUND                                 DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer,            President and Chief                       See biography above.
49                         Executive Officer

Philip L. Kirstein,        Senior Vice President                     Senior Vice President and Independent
62                         and Independent                           Compliance Officer of the
                           Compliance Officer                        AllianceBernstein Funds, with which he
                                                                     has been associated since October 2004.
                                                                     Prior thereto, he was Of Counsel
                                                                     to Kirkpatrick & Lockhart, LLP from
                                                                     October 2003 to October 2004,
                                                                     and General Counsel of Merrill Lynch
                                                                     Investment Managers, L.P. since prior
                                                                     to 2002 until March 2003.

Paul J. DeNoon,            Vice President                            Senior Vice President of the Adviser**,
45                                                                   with which he has been associated
                                                                     since prior to  2002.

Emilie D. Wrapp,           Secretary                                 Senior Vice President, Assistant
51                                                                   General Counsel and Assistant
                                                                     Secretary of ABI**, with which she has
                                                                     been associated since prior to 2002.

Joseph J. Mantineo         Treasurer and Chief                       Senior Vice President of
48                         Financial Officer                         AllianceBernstein Investor Services, Inc.
                                                                     ("ABIS")**, with which he has been
                                                                     associated since prior to 2002.

Vincent S. Noto,           Controller                                Vice President of ABIS**, with which
42                                                                   he has been associated since prior
                                                                     to 2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI and ABIS are affiliates of the Fund.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 51


SUMMARY OF GENERAL INFORMATION

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg. The Fund's NYSE trading symbol is "AWF." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Information Regarding New or Amended Investment Policies

The Fund's Board of Directors recently approved a broader investment policy that permits the Fund to invest in other investment companies to the full extent permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder. The Board of Directors also approved the Fund's investments of uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Divi-dend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.


52 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


Information Regarding the Review and Approval of the Fund's Advisory and Administration Agreements

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser and the continuance of the Administration Agreement between the Adviser (in such capacity, the "Administrator") and the Fund at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement and the Administration Agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 53


7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

8. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

9. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

10. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

12.  the terms of the Advisory Agreement; and

13.  the terms of the Administration Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement and Administration Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, that the Administrator should continue to be the administrator for the Fund, and that the


54 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


fees payable to the Adviser pursuant to the Advisory Agreement, and to the Administrator pursuant to the Administration Agreement, are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that under the Administration Agreement, the Administrator, subject to the supervision of the directors, provides the following services: (a) oversees the determination and publication of the Fund's net asset value; (b) oversees the maintenance of the books and records of the Fund; (c) arranges for bank or other borrowing by the Fund, pursuant to the Adviser's determination of the lenders, timing, amount and terms of any such borrowing; (d) prepares the Fund's federal, state and local income tax returns; (e) prepares the financial information for the Fund's proxy statements and reports to shareholders; (f) prepares the Fund's periodic financial and other reports to regulatory agencies; (g) responds to or refers, as appropriate, shareholder inquiries; (h) coordinates audit examinations; and
(i) conducts asset maintenance tests and prepares related reports. With respect to (g) the directors noted that the Fund pays AllianceBernstein Investor Services to respond to certain types of shareholder inquiries pursuant to a Shareholder Inquiry Agency Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement and noted that the scope of services provided by advisers and administrators of funds had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser (including in its capacity as Administrator of the Fund) is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 55


of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.


56 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance of the Fund as compared to other funds in the Lipper Emerging Markets Debt Funds Average (the "Lipper Average") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (inception July 1993) and for each of the last ten calendar years, and as compared to the JP Morgan Emerging Markets Bond Index Global (the "Index") for periods ended June 30, 2006 over the YTD, 1-, 3-, 5- and 10-year periods (information was not available for the since inception period). The directors noted that in the Lipper Average comparison (13 funds in the YTD period, including the Fund and Alliance World Dollar Government Fund, Inc., another closed-end fund advised by the Adviser), the Fund's performance was somewhat above the Lipper median in the YTD and since inception periods, materially above the Lipper median in the 5- and 10-year periods, somewhat below the Lipper median in the 1-year period and materially below the Lipper median in the 3-year period, and that the Fund's calendar year performance was significantly above the Lipper median in 2002 and 2005, slightly above the Lipper median in 2003, materially above the Lipper median in 1997, 1999 and 2000, somewhat below the Lipper median in 2004 and significantly below the Lipper median in 1996, 1998 and 2001. The directors further noted that the Fund outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal period actual management fees paid by the Fund (advisory fees paid to the Adviser and administration fees paid to the Adviser (in its capacity as Administrator of the Fund)) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 57


agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser and that such open-end funds had benefited from such reductions since 2004. The directors noted that the Fund's contractual advisory fee rate was higher than the fee rate charged to an open-end emerging market debt fund managed by the Adviser, and that the Fund's fee rate exceeded the rate paid by the open-end fund prior to the settlement related reduction. The directors further noted that, at their September 14 and 16, 2005 meeting, the directors considered and approved the Adviser's proposal, in response to the directors' request for advisory and administration fee reductions, to amend the Advisory Agreement effective October 1, 2005 to reduce the fee rate by 10 basis points (from 1.00% to 0.90%) and the Administrator's proposal to replace the 15 basis points fee in the Administration Agreement with an amount equal to no more than the cost to the Administrator of providing administrative services subject to a maximum of 15 basis points.

The Adviser informed the directors that there are no institutional products offered by it that have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser's Form ADV and noted that it charges institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., emerging market fixed income).

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

In evaluating the Adviser's proposal, the directors took into account the fact that the Fund utilizes leverage and that as a result the Fund's assets that the Adviser invests and reinvests are materially greater than its net assets. However, the advisory fee is calculated based on the Fund's net assets. The directors noted that many leveraged funds pay advisory fees based on "adjusted net assets" which results in such funds paying advisory fees on the assets supported by leverage, and that if the advisory fee paid by the Fund was expressed as a percentage of its adjusted net assets the fee rate would be materially lower than the rate stated in the Advisory Agreement.


58 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by
Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective with a similar load type as the Fund. The directors noted that because of the small number of funds in the Fund's Lipper category, at the request of the Adviser and the Fund's Senior Officer, Lipper expanded the Expense Group and Expense Universe of the Fund to include funds that are allowed to utilize leverage but do not do so. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The Lipper information included the pro forma expense ratio provided by the Adviser assuming the new lower contractual advisory and administration fees effective October 1, 2005 had been in effect throughout fiscal 2006. All references to expense ratios are to the pro forma expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's latest fiscal period actual management fees of 91.1 basis points (the pro forma combined advisory and administration fees paid under the Advisory and Administration Agreements) were materially lower than the Expense Group and Expense Universe medians. The directors also noted that the Fund's pro forma total expense ratio (which, they noted, benefited from the Fund's relatively large size) was significantly lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized. In this regard the directors took account of the fact that it was proposed that the Fund's net assets be increased modestly by the acquisition of a much smaller fund, Alliance World Dollar Government Fund, Inc.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND o 59


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic
Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
AllianceBernstein National Municipal Income Fund*
ACMManaged Dollar Income Fund
ACM Managed Income Fund
California Municipal Income Fund
New York Municipal Income Fund
The Spain Fund

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


60 o ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND


Privacy Notice

AllianceBernstein, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GHIF-0151-0307


ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                        Audit-Related
         Audit Fees          Fees         Tax Fees

2006       56,000            4,960          8,800
2007       59,000            5,083         19,950

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                 Total Amount of
                                             Foregoing Column Pre-)
                                             approved by the Audit
                 All Fees for                      Committee
              Non-Audit Services             (Portion Comprised of
                Provided to the                Audit Related Fees)
            Portfolio, the Adviser           (Portion Comprised of
            and Service Affiliates                 Tax Fees

2006               484,715                          [13,760]
                                                     (4,960)
                                                     (8,800)
2007             1,007,078                         [158,704]
                                                   (138,754)
                                                    (19,950)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

David H. Dievler            Nancy P. Jacklin
John H. Dobkin              D. James Guzy
Michael J. Downey           Marshall C. Turner, Jr.
William H. Foulk, Jr.       Earl D. Weiner

ITEM 6. SCHEDULE OF INVESTMENTS.

PPlease see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for Proxy Voting

October 2006

1. Introduction

As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.  Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

2.1 Corporate Governance

AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2 Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3 Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4 Changes in Legal and Capital Structure

Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5 Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6 Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7 Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8 Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans.
We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9  Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1 Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2 Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3 Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks.
Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4 Loanned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5 Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been involved in the management of the Fund, and each person's principal occupation during the past five years:

Employee; Year; Title                     Principal Occupation During the Past Five (5)
                                          Years
Paul DeNoon; principally
responsible for the Fund since            Senior Vice President of AB with which he has
August 2002-Senior Vice President         been associated in a substantially similar capacity
of AllianceBerntein L.P. ("AB") and       to his current position since prior to 2002, and
Director of Emerging Market Debt          Director of Emerging Market Debt.

Fernando Grisales; since January          Assistant Vice President of AB, with which he has
2005-Assistant Vice President of AB       been associated since October 2001. He provided
                                          trade support to Alliance's Bernstein Private
                                          Wealth Group from prior to 2002 until June 2003.
                                          From June 2003 until January 2005, he worked as
                                          a portfolio assistant for the Global Fixed Income
                                          Team and became an Assistant Portfolio Manager
                                          for the Global Fixed Income: Emerging Markets
                                          Investment Team in January 2005.

Michael L. Mon; since August 2002-        Vice President of AB with which he has been
Vice President of AB                      associated in a substantially similar capacity to his
                                          current position since prior to 2002

Douglas J. Peebles; since August          Executive Vice President of AB, with which he
2002-Executive Vice President of          has been associated in a substantially similar
AB, Chief Investment Officer and          capacity to his current position since prior to
Co-Head of Fixed Income                   2002, and Chief Investment Officer and Co-Head
                                          of Fixed Income.

Matthew Sheridan; since October           Vice President of AB, with which he has been.
2005-Vice President of AB                 associated in a substantially similar capacity to
                                          his current position since prior to 2002

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended March 31, 2007.

REGISTERED INVESTMENT COMPANIES
(excluding the Fund)
                                                                              Total Assets of
                                                             Number of           Registered
                     Total Number       Total Assets of      Registered          Investment
                    of Registered         Registered         Investment          Companies
                      Investment           Investment    Companies Managed      Managed with
Portfolio              Companies           Companies      with Performance-   Performance-based
Manager                 Managed             Managed          based Fees             Fees
Matthew Sheridan          5             $  755,000,000          NONE               NONE
Michael Mon             NONE                 NONE               NONE               NONE
Paul DeNoon               8             $3,107,000,000          NONE               NONE
Fernando Grisales       NONE                 NONE               NONE               NONE
Douglas Peebles         NONE                 NONE               NONE               NONE

POOLED INVESTMENT VEHICLES

                   Total Number                           Number of Pooled      Total Assets of
                    of Pooled                           Investment Vehicles   Pooled Investment
                    Investment       Total Assets of        Managed with      Vehicles Managed
Portfolio            Vehicles       Pooled Investment    Performance-based    with Performance-
Manager               Managed       Vehicles Managed            Fees              based Fees
Matthew Sheridan        2            $   887,000,000           NONE                 NONE
Michael Mon            NONE               NONE                 NONE                 NONE
Paul DeNoon             5            $12,337,000,000           NONE                 NONE
Fernando Grisales      NONE               NONE                 NONE                 NONE
Douglas Peebles        NONE               NONE                 NONE                 NONE


OTHER ACCOUNTS
                  Total Number                       Number of Other      Total Assets of
                    of Other     Total Assets of    Accounts Managed      Other Accounts
Portfolio           Accounts      Other Accounts    with Performance-    with Performance-
Manager              Managed         Managed           based Fees           based Fees
Matthew Sheridan       10         $  791,000,000          NONE                NONE
Michael Mon           NONE             NONE               NONE                NONE
Paul DeNoon            4          $1,987,000,000          NONE                NONE
Fernando Grisales     NONE             NONE               NONE                NONE
Douglas Peebles       NONE             NONE               NONE                NONE

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.
Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:
Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(1)

 (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(a) (4) The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of the Fund's fiscal year ended March 31, 2007 is set forth below:

                       DOLLAR RANGE OF EQUITY
                       SECURITIES IN THE FUND
Paul DeNoon                 0 - $10,000
Fernando Grisales              None
Michael Mon                    None
Douglas Peebles                None
Matthew Sheridan               None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.       DESCRIPTION OF EXHIBIT

12 (a) (1)        Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)        Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)        Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Global High Income Fund, Inc.

By:    /s/ Marc O. Mayer
       -----------------
       Marc O. Mayer
       President
Date:     May 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Marc O. Mayer
       -----------------
       Marc O. Mayer
       President

Date:  May 30, 2007

By:    /s/ Joseph J. Mantineo
       ----------------------
       Joseph  J. Mantineo
       Treasurer and Chief Financial Officer

Date:  May 30, 2007


1 Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.